EXHIBIT 32.2

CERTIFICATION OF

PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Medresponse Corp., (the "Company") on Form 10-Q for the quarterly period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Stepansky, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fair ly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2016	By:	/s/ Andrew Stepansky
Andrew Stepansky
Chief Financial Officer